UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	January 31, 2005

P. H. Glatfelter Company
__________________________________________
(Exact name of registrant as specified in its charter)

Pennsylvania	001-03560	23-0628360
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

96 S. George Street, Suite 400, York, Pennsylvania		17401
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	717 225 4711

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01. Entry into a Material Definitive Agreement.

On January 31, 2005, P. H. Glatfelter Company (the "Company") and C. Matthew Smith, Vice President and Treasurer of the Company entered into a Severance Agreement and General Release (the "Agreement"). Pursuant to the Agreement, the Company agreed to provide severance and related benefits to Mr. Smith generally consisting of one year's salary, vacation, health care continuation, outplacement services, and vested and unpaid incentive compensation previously granted under the Company's 1992 Key Employee Long-Term Incentive Plan. The foregoing description of the Agreement is not complete and is qualified in its entirety by reference to the Agreement, which is filed herewith as Exhibit 10.1.

Item 9.01. Financial Statements and Exhibits.

Severance Agreement and General Release, dated January 31, 2005, filed herewith.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

P. H. Glatfelter Company

February 4, 2005	By:	John P. Jacunski

Name: John P. Jacunski
Title: Vice President and Corporate Controller

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Exhibit Index

Exhibit No.	Description

10.1	Severance Agreement and General Release dated January 31, 2005